EXHIBIT 10.2

MapInfo Corporation

1993 Director Stock Option Plan

1. Purpose

The purpose of this 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation (the “Company”) is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company’s future progress and to provide them with a further incentive to remain as directors of the Company.

2. Administration

The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan.

3. Participation in the Plan

Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

4. Stock Subject to the Plan

(a) The maximum number of shares which may be issued under the Plan shall be 497,5001 shares of the Company’s Common Stock, par value $.002 per share (“Common Stock”), subject to adjustment as provided in Section 9 of the Plan.

(b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

(c) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time (the “Code”).

[1]	Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and 3 for 2 stock split in the form of a stock dividend effective 9/28/00.

5. Terms, Conditions and Form of Options

Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

(a) Option Grants. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each eligible director an option for such number of shares of Common Stock equal to $20,000 divided by the option exercise price per share for each such option (the “Annual Option”).

(b) Option Exercise Price. The option exercise price per share for each option granted under the Plan shall equal (i) the last reported sales price per share of the Company’s Common Stock on the NASDAQ National Market System (or, if the Company is traded on a nationally recognized securities exchange on the date of grant, the reported closing sales price per share of the Company’s Common Stock by such exchange) on the date of grant (or if no such price is reported on such date such price as reported on the nearest preceding day) or (ii) if the Common Stock is not traded on NASDAQ or an exchange, the fair market value per share on the date of grant as most recently determined by the Board of Directors.

(c) Options Non-Transferable. Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by him. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

(d) Exercise Period. Each Annual Option shall become exercisable at the end of nine years and nine months after the date of grant, provided that such option shall become exercisable one year after the date of grant if the director has attended during such year at least 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees on which he then served. In the event an optionee ceases to serve as a director, each such option may be exercised by the optionee (or, in the event of his death, by his administrator, executor or heirs), at any time within 12 months after the optionee ceases to serve as a director, to the extent such option was exercisable at the time of such cessation of service. Notwithstanding the foregoing, no option shall be exercisable after the expiration of ten years from the date of grant.

(e) Exercise Procedure. Options may be exercised only by written notice to the Company at its principal office accompanied by (i) payment in cash of the full consideration for the shares as to which they are exercised or (ii) an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

6. Assignments

The rights and benefits of participants under the Plan may not be assigned, whether voluntarily or by operation of law, except as provided in Section 5(d).

7. Effective Date

The Plan shall become effective immediately upon its adoption by the Board of Directors, but all grants of options shall be conditional upon the approval of the Plan by the stockholders of the Company within 12 months after adoption of the Plan by the Board of Directors.

8. Limitation of Rights

(a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

(b) No Stockholders’ Rights for Options. An optionee shall have no rights as a stockholder with respect to the shares covered by his options until the date of the issuance to him of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 9) for which the record date is prior to the date such certificate is issued.

9. Changes in Common Stock

(a) If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustments.

(b) In the event that the Company is merged or consolidated into or with another corporation (in which consolidation or merger the stockholders of the Company receive distributions of cash or securities of another issuer as a result thereof), or in the event that all or substantially all of the assets of the Company are acquired by any other person or entity, or in the event of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or successor corporation (or an affiliate thereof), or (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidations unless exercised by the optionee within a specified number of days following the date of such notice.

10. Amendment of the Plan

The Board of Directors may suspend or discontinue the Plan or review or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company no revision or amendment shall change the number of shares subject to the Plan (except as provided in Section 9), change the designation of the class of directors eligible to receive options, or materially increase the benefits accruing to participants under the Plan. The Plan may not be amended more than once in any six-month period.

11. Governing Law

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York.

Adopted by the Board of Directors
on November 23, 1993

Approved by the stockholders
on December 8, 1993

AMENDMENT NO. 1 TO THE 1993 DIRECTOR STOCK OPTION PLAN OF MAPINFO CORPORATION

The first sentence of Subsection 5(a) of the 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation is hereby amended and restated in its entirety to provide as follows:

“(a) Option Grants. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each eligible director an option for such number of shares of Common Stock equal to $40,000 divided by the option exercise price per share for each stock option (the “Annual Option”).”

Adopted by the Board of Directors on
December 9, 1994

Approved by the stockholders on
January 20, 1995

AMENDMENT NO. 2 TO THE 1993 DIRECTOR STOCK OPTION PLAN OF MAPINFO CORPORATION

The first sentence of Subsection 5(a) of the 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

“(a) Option Grants. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each eligible director an option for 6,7502 shares of Common Stock (the ”Annual Option”).”

Adopted by the Board of Directors on
December 19, 1995

Approved by the Stockholders on
February 2, 1996

[2]	Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and the three-for-two stock split in the form of a stock dividend effective 9/28/00.

AMENDMENT NO. 3 TO THE 1993 DIRECTOR STOCK OPTION PLAN OF MAPINFO CORPORATION

Subsection 4(a) of the 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

“(a) The maximum number of shares which may be issued under the Plan shall be 112,5003 shares of the Company’s Common Stock, par value $.002 per share (“Common Stock”), subject to adjustment as provided in Section 9 of the Plan.”

The first sentence of Subsection 5(a) of the Plan is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

“(a) Option Grants. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each eligible director an option for 11,2504 shares of Common Stock (the ”Annual Option”).”

Adopted by the Board of Directors on
November 12, 1996

Approved by the Stockholders on
March 20, 1997

[3]	Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and three-for-two stock split in the form of a stock dividend effective 9/28/00.
[4]	Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and three-for-two stock split in the form of a stock dividend effective 9/28/00.

AMENDMENT NO. 4 TO THE 1993 DIRECTOR STOCK OPTION PLAN OF MAPINFO CORPORATION

Section 5(c) of the 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation is hereby amended and restated in its entirety to provide as follows:

“(c) Options Non-Transferable. Except as otherwise provided in the option agreement evidencing the option grant, each option granted under the Plan shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by him.”

Section 10 of the Plan is hereby amended and restated in its entirety to read as follows:

“10. Amendment of the Plan. The Board of Directors may at any time, and from time, modify, terminate or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Company is required as to such modification or amendment under any applicable tax or regulatory requirement, the Board of Directors may not effect such modification or amendment without such approval.”

Adopted by the Board of Directors on
December 9, 1996

AMENDMENT NO. 5 TO THE 1993 DIRECTOR STOCK OPTION PLAN OF MAPINFO CORPORATION

Section 11 of the 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation is hereby amended and restated in its entirety to provide as follows:

“11. Governing Law

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.”

Adopted by the Board of Directors on
February 11, 1998

AMENDMENT NO. 6 TO THE 1993 DIRECTOR STOCK OPTION PLAN OF MAPINFO CORPORATION

Subsection 4(a) of the 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

“(a) The maximum number of shares which may be issued under the Plan shall be 180,0005 shares of the Company’s Common Stock, par value $.002 per share (“Common Stock”), subject to adjustment as provided in Section 9 of the Plan.”

Adopted by the Board of Directors on
November 14, 1998

Approved by the Stockholders on
February 24, 1999

[5]	Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and 3 for 2 stock split in the form of a stock dividend effective 9/28/00.

AMENDMENT NO. 7 TO THE 1993 DIRECTOR STOCK OPTION PLAN OF MAPINFO CORPORATION

Subsection 4(a) of the 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

“(a) The maximum number of shares which may be issued under the Plan shall be 247,5006 shares of the Company’s Common Stock, par value $.002 per share (“Common Stock”), subject to adjustment as provided in Section 9 of the Plan.”

Adopted by the Board of Directors on
November 23, 1999

Approved by the Stockholders on
March 7, 2000

[6]	Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and 3 for 2 stock split in the form of a stock dividend effective 9/28/00.

AMENDMENT NO. 8 TO THE 1993 DIRECTOR STOCK OPTION PLAN OF MAPINFO CORPORATION

In order to adjust the number of shares covered by the Annual Option under the 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation (the “Company”) to reflect the three-for-two stock split in the form of a stock dividend effected by the Company in January 2000, the reference in the first sentence of Section 5(a) of the Plan to “5,000” shares is hereby amended to “7,500 shares,” and the following clause is hereby added to the end of Section 5(a) of the Plan: “, subject to adjustment as provided in Section 9 of the Plan.”

The following clause is hereby added to the end of the first sentence of Section 9(a) of the Plan: “and (iv) the number and kind of shares or other securities issuable pursuant to Section 5(a) of the Plan.”

Adopted by the Board of Directors on
February 25, 2000

Approved by the Stockholders on
March 7, 2000

AMENDMENT NO. 9 TO THE 1993 DIRECTOR STOCK OPTION PLAN OF MAPINFO CORPORATION

Section 2 of the 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation is hereby amended and restated in its entirety to read as follows:

“2. Administration: The Board of Directors shall supervise and administer the Plan. All questions of interpretation of the Plan or any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan.”

Section 5(f) is hereby added to the, Plan, which shall read in its entirety as follows:

“(f) Other Grants. The Board of Directors may grant options under the Plan to eligible directors on such other terms and conditions as the Board may determine, which terms and conditions need not comply with clauses (a) – (f) of this Section 5.”

Adopted by the Board of Directors On
May 9, 2000

AMENDMENT NO. 10 TO THE 1993 DIRECTOR STOCK OPTION PLAN OF MAPINFO CORPORATION

Subsection 4(a) of the 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

“(a) The maximum number of shares which may be issued under the Plan shall be 347,5007 shares of the Company’s Common Stock, par value $.002 per share (“Common Stock”), subject to adjustment as provided in Section 9 of the Plan.”

In order to adjust the number of shares covered by the Annual Option under the 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation (the “Company”) to reflect the three-for-two stock split in the form of a stock dividend effected by the Company in September 2000, the reference in the first sentence of Section 5(a) of the Plan to “7,500” shares is hereby amended to “11,250 shares,” and the following clause is hereby added to the end of Section 5(a) of the Plan: “, subject to adjustment as provided in Section 9 of the Plan.”

Adopted by the Board of Directors on
November 1, 2000

Approved by the Stockholders on
February 27, 2001

[7]	Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and 3 for 2 stock split in the form of a stock dividend effective 9/28/00.

AMENDMENT NO. 11 TO THE 1993 DIRECTOR STOCK OPTION PLAN OF MAPINFO CORPORATION

The first sentence of Subsection 5(a) of the Plan is hereby amended and restated in its entirety, to provide as follows:

“(a) Option Grants. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each eligible director an option for 15,000 shares of Common Stock (the ”Annual Option”).”

Adopted by the Board of Directors on
April 25, 2003

AMENDMENT NO. 12 TO THE 1993 DIRECTOR STOCK OPTION PLAN OF MAPINFO CORPORATION

Subsection 4(a) of the 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

“(a) The maximum number of shares which may be issued under the Plan shall be 497,5008 shares of the Company’s Common Stock, par value $.002 per share (“Common Stock”), subject to adjustment as provided in Section 9 of the Plan.”

Adopted by the Board of Directors on
November 12, 2003

Approved by the Stockholders on
February 12, 2004

[8]	Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and 3 for 2 stock split in the form of a stock dividend effective 9/28/00.

AMENDMENT NO. 13 TO THE 1993 DIRECTOR STOCK OPTION PLAN OF MAPINFO CORPORATION

The first sentence of Subsection 5(a) of the Plan is hereby amended and restated in its entirety, to provide as follows:

“(a) Option Grants. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each eligible director an option for 20,000 shares of Common Stock (the ”Annual Option”).”

Adopted by the Board of Directors on
February 17, 2005

AMENDMENT NO. 14 TO THE 1993 DIRECTOR STOCK OPTION PLAN OF MAPINFO CORPORATION

Subsection 4(a) of the 1993 Director Stock Option Plan (the “Plan”) of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

“(a) The maximum number of shares which may be issued under the Plan shall be 647,500 shares of the Company’s Common Stock, par value $.002 per share (“Common Stock”), subject to adjustment as provided in Section 9 of the Plan.”

Adopted by the Board of Directors on
December 13, 2005

Approved by the Stockholders on
February 16, 2006